UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Heritage NOLA Bancorp, Inc.

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Heritage NOLA Bancorp, Inc.
205 North Columbia Street
Covington, Louisiana 70433
(985) 892-4565

April 17, 2019

Dear Stockholder:

We cordially invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Heritage NOLA Bancorp, Inc. Our Annual Meeting will be held at the main office of Heritage Bank of St. Tammany located at 205 North Columbia Street, Covington, Louisiana 70433 at 9:00 a.m., Central time, on Thursday, May 16, 2019.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also, enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accounting firm for the year ending December 31, 2019 and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Heritage NOLA Bancorp, Inc. and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ W. David Crumhorn
W. David Crumhorn
President and Chief Executive Officer

Heritage NOLA Bancorp, Inc.
205 North Columbia Street
Covington, Louisiana 70433
(985) 892-4565

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 16, 2019

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Heritage NOLA Bancorp, Inc. (the “Company” or “Heritage NOLA Bancorp”) will be held at the main office of Heritage Bank of St. Tammany (“Heritage Bank”) located at 205 North Columbia Street, Covington, Louisiana 70433 at 9:00 a.m., Central time, on Thursday, May 16, 2019.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of two directors of Heritage NOLA Bancorp;

2.	The ratification of the appointment of Hannis T. Bourgeois, LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 29, 2019 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dana C. Whitaker
Dana C. Whitaker
Corporate Secretary

Covington, Louisiana

April 17, 2019

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

of

Heritage NOLA Bancorp, Inc.

205 North Columbia Street
Covington, Louisiana 70433
(985) 892-4565

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, May 16, 2019

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Heritage NOLA Bancorp, Inc. (the “Company” or Heritage NOLA Bancorp”) to be used at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the main office of Heritage Bank of St. Tammany (“Heritage Bank”) located at 205 North Columbia Street, Covington, Louisiana at 9:00 a.m., Central time, on Thursday, May 16, 2019, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 17, 2019.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 29, 2019 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 1,656,036 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP and the 401(k) Plan. If you participate in the Heritage Bank of St. Tammany Employee Stock Ownership Plan (the “ESOP”) or the Heritage Bank of St. Tammany 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP and the 401(k) Plan, the ESOP trustee and the 401(k) Plan trustee votes all shares held by the ESOP and the 401(k) Plan, but each ESOP and 401(k) Plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Heritage NOLA Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction cards for the ESOP or the 401(k) Plan is May 9, 2019.

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Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of March 29, 2019, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders:

Heritage Bank of St. Tammany Employee Stock Ownership Plan 425 Main Street Caldwell, Ohio 43724	132,250	(2)	8.0%

Directors, Nominees and Executive Officers: (3)

W. David Crumhorn	29,396	(4)	1.8
W. Thomas Ballantine	15,806	(5)	*
Salvatore A. Caruso, Jr.	7,102	(6)	*
Elizabeth M. Eustis	13,306	(7)	*
Jason S. Hunt	4,801	(8)	*
Julian J. Rodrigue, Jr.	23,306	(9)	1.4
Dana Whitaker	31,936	(10)	1.9
Lisa B. Hughes	18,760	(11)	1.1

All Directors, Nominees and Executive Officers as a Group (8 persons)	144,413		8.7%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	As of March 29, 2019, an aggregate of 10,580 shares held in our employee stock ownership plan have been allocated to participant accounts.
(3)	The address for each director and officer is 205 North Columbia Street, Covington, Louisiana 70433.
(4)	Includes 5,000 shares held in spouse’s IRA; 1,839 shares allocated to Mr. Crumhorn’s ESOP account; shares held through Mr. Crumhorn’s 401(k) Plan and 16,531 shares of restricted stock over which Mr. Crumhorn has voting control.
(5)	Includes 3,306 shares of restricted stock over which Mr. Ballantine has voting control.
(6)	Includes 3,306 shares of restricted stock over which Mr. Caruso has voting control.
(7)	Includes 5,000 shares owned by spouse and 3,306 shares of restricted stock over which Ms. Eustis has voting control.
(8)	Includes 100 shares owned by LLC and 3,306 shares of restricted stock over which Mr. Hunt has voting control.
(9)	Includes 3,306 shares of restricted stock over which Mr. Rodrigue has voting control.
(10)	Includes shares held through Ms. Whitaker’s 401(k) Plan; 1,080 shares allocated to Ms. Whitaker’s ESOP account; and 10,000 shares of restricted stock over which Ms. Whitaker has voting control.
(11)	Includes shares held through Ms. Hughes’ 401(k) Plan; 955 shares allocated to Ms. Hughes’ ESOP account; and 9,000 shares of restricted stock over which Ms. Hughes has voting control.

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PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of six members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Elizabeth M. Eustis and Jason S. hunt, each to serve as directors for three-year terms. Ms. Eustis and Mr. Hunt are each a member of the Board of Directors, and each of the nominees has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

Name (1)	Age at March 29, 2019	Position	Term to Expire	Director Since(2)

Nominees

Elizabeth M. Eustis	60	Director	2022	2010
Jason S. Hunt	43	Director	2022	2013

Current Directors

W. David Crumhorn	65	Chairman of the Board, President and Chief Executive Officer	2020	1993
Julian J. Rodrigue, Jr.	65	Director	2020	1997
W. Thomas Ballantine	74	Director	2021	2012
Salvatore A. Caruso, Jr.	51	Director	2021	2012

(1)	The mailing address for each person listed is 205 North Columbia Street, Covington, Louisiana 70433.
(2)	Includes service on the Board of Directors of Heritage Bank of St. Tammany.

The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Heritage Bank. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

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Nominees

Elizabeth M. Eustis is a commercial real estate agent and, since 2010, has held the position of Director of Commercial Real Estate for Keller Williams Realty, located in Mandeville, Louisiana. Ms. Eustis previously was a residential real estate agent. Ms. Eustis extensive knowledge of both the residential and commercial real estate markets in our market area provide the board with insight and expertise with respect to the Bank’s lending operations.

Jason S. Hunt is currently retired. Until April 2018, Mr. Hunt was a Senior Vice President with Uniti Fiber. Prior to this position, Mr. Hunt was the Chief Executive Officer and co-founder of Hunt Telecommunications, LLC, Louisiana’s largest privately owned telecom and data provider which merged with Uniti Fiber in 2017. Mr. Hunt’s business experience as a business owner provides the board with valuable business and leadership skills and financial acumen.

Continuing Directors

W. David Crumhorn is our President and Chief Executive Officer, positions he has held since 1994. Mr. Crumhorn has been employed with Heritage Bank since 1992 and has over 40 years of experience in the banking profession. Mr. Crumhorn’s experience provides the board with a perspective on the day-to-day operations of Heritage Bank, and assists the board in assessing the trends and developments in the financial institutions industry on a local and national basis. Additionally, Mr. Crumhorn has extensive ties to the communities that support our business generation.

Julian J. Rodrigue, Jr. is an attorney at the law firm Rodrigue & Rodrigue. Mr. Rodrigue has practiced law in Covington, Louisiana for over 30 years with a specialty in real estate law. Mr. Rodrigue’s knowledge of real estate law provides the board with valuable business acumen and knowledge of the real estate market in Heritage Bank’s market area.

W. Thomas Ballantine, Jr. is retired. Prior to his retirement in 2007, Mr. Ballantine was President and Chief Operating Officer of Newpark Resources, a publicly traded oil services company headquartered in New Orleans, Louisiana. Mr. Ballantine has over 40 years of managerial and business experience. This experience provides the board with broad knowledge of corporate responsibilities and oversight of management.

Salvatore A. Caruso, Jr. is Director of Business Development, Marketing and Strategic Planning for Slidell Memorial Hospital, located in Slidell, Louisiana. Mr. Caruso’s experience leading fundraising and business development and municipal government relations provides the board of directors with insight into the growth efforts being made in Heritage Bank’s market area.

Executive Officers who are not Directors

Dana Whitaker is our Executive Vice President and Chief Credit Officer, positions she has held since 2009. Ms. Whitaker has been employed by Heritage Bank since 1989 and has held positions of increased responsibility during her tenure at the Bank.

Lisa B. Hughes is our Senior Vice President and Chief Financial Officer, positions she has held since 2010. She began her employment with Heritage Bank in 2007 and has over 30 years of experience in community banking.

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Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During 2018, the board of directors met 12 times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served). The Board of Directors of Heritage NOLA Bancorp has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. The Nominating and Corporate Governance Committee and the Audit Committee each operate under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at www.heritagebank.org.

Board Independence

The Board of Directors has determined that each of the Company’s directors and nominees, with the exception of W. David Crumhorn, is “independent” as defined in the listing standards of the Nasdaq Stock Market, which the Company chooses to follow for purposes of such determination. Mr. Crumhorn is not independent because he is an executive officer of the Company.

There were no transactions required to be reported under “Transactions with Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.

Board Leadership Structure

Our Board of Directors is chaired by W. David Crumhorn who is also our President and Chief Executive Officer. We do not have a lead independent director. We understand the risk of not appointing an independent chairman, however, we believe that our governance structure is appropriate given the relatively non-complex operating philosophy of our organization. As Chief Executive Officer of our organization, Mr. Crumhorn is well-positioned to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for action by the Board of Directors.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Elizabeth M. Eustis, who serves as chairman, and Salvatore A. Caruso, Jr., each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards, which the Company chooses to follow. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is available on our website at www.heritagebank.org. The Nominating and Corporate Governance Committee met one time during 2018.

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The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

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Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 205 North Columbia Street, Covington, Louisiana 70433. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 205 North Columbia Street, Covington, Louisiana 70433. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

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•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in 2018. The Code of Ethics is available on our website at www.heritagebank.org. Additionally, persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Heritage NOLA Bancorp, Inc., 205 North Columbia Street, Covington, Louisiana 70433, Attention, Corporate Secretary.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors attended our 2018 Annual Meeting of Stockholders.

Compensation Committee

The members of the Compensation Committee are directors Jason S. Hunt, who serves as chairman, Salvatore A. Caruso, Jr. and Julian J. Rodrigue, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards, which we choose to follow. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met three times in 2018. The Compensation Committee has adopted a written charter which is available on our website located at www.heritagebank.org.

The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Crumhorn does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

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Audit Committee

The Company’s Audit Committee consists of directors W. Thomas Ballantine, who serves as chairman, Jason S. Hunt and Julian J. Rodrigue, Jr., each of whom is “independent” under the Nasdaq corporate governance listing standards, which we choose to follow, and SEC Rule 10A-3. The Audit Committee does not have an “audit committee financial expert” as defined under applicable SEC rules. The Board of Directors does not believe it is necessary to have such a person on the Audit Committee because each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.heritagebank.org. The Audit Committee met five times during 2018.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2018;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

W. Thomas Ballantine, Jr.

Jason S. Hunt

Julian J. Rodrigue, Jr.

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Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the year ended December 31, 2018, we believe that all such forms were filed on a timely basis.

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Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer, W. David Crumhorn, and our two other most highly compensated executive officers for the years ended December 31, 2018 and 2017. Each individual is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All other Compensation ($)(4)	Total ($)

W. David Crumhorn,
President and Chief	2018	181,860	28,960	205,811	150,000	26,114	592,745
Executive Officer	2017	173,200	28,000	—	—	24,511	225,711

Dana Whitaker, Chief	2018	105,000	16,200	124,500	75,000	14,483	335,183
Credit Officer	2017	100,000	20,900	—	—	14,083	134,983

Lisa B. Hughes, Chief	2018	100,000	10,000	112,050	60,000	13,283	295,333
Financial Officer	2017	87,000	17,000	—	—	12,143	116,143

(1)	Represents discretionary cash bonuses.
(2)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with FASB ASC Topic 718 – Share Based Payment, based on the closing price of Heritage NOLA Bancorp’s common stock on the grant date ($12.45 per share on September 18, 2018). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on September 18, 2019. As of December 31, 2018, Mr. Crumhorn, Ms. Whitaker and Ms. Hughes had outstanding stock award of 16,531, 10,000 and 9,000, respectively
(3)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on September 18, 2018. As of December 31, 2018, Mr. Crumhorn, Ms. Whitaker and Ms. Hughes had outstanding option award for 40,000 shares, 20,000 and 16,000 shares, respectively. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Heritage NOLA Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.
(4)	A break-down of the various elements of compensation in this column for 2018 is set forth in the following table:

Name	401(k) Match ($)	ESOP Allocation ($)	Life Insurance ($) (i)	Sick Pay ($) (ii)	Total All Other Compensation ($)
W. David Crumhorn	8,629	11,644	945	4,896	26,114
Dana Whitaker	4,961	6,695	—	2,827	14,483
Lisa B. Hughes	4,508	6,083	—	2,692	13,283

(i)	Represents the value of term life insurance protection received under Mr. Crumhorn’s split dollar life insurance agreement.
(ii)	Represents the value of unused sick days paid to the named executive officer.

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Benefit Plans and Agreements

Employment Agreements.

Heritage Bank has entered into employment agreements with each of Mr. Crumhorn and Mss. Whitaker and Hughes. Each of the employment agreements has a fixed term expiring August 16, 2021. Ninety days prior to the expiration of the term of each agreement, the board of directors will make a determination whether or not to renew the agreement for a period of time as mutually agreed by the parties. In addition to base salary, the agreements provide for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive employees. The current base salaries for Mr. Crumhorn and Mss. Whitaker and Hughes are $181,860, $105,000 and $100,000, respectively. We may terminate the employment of the executives for cause at any time, in which event they would have no right to receive compensation or other benefits for any period after their termination of employment.

Certain events resulting in an executive’s termination or resignation will entitle the executive to payments of severance benefits. In the event of an executive’s involuntary termination for reasons other than for cause or in the event the executive resigns during the term of the agreement following (a) the failure to appoint the executive to the executive’s position set forth in the agreement or to re-nominate the executive to the board of directors (in the case of Mr. Crumhorn), (b) a material change in function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of the executive’s position, (c) a relocation by more than 50 miles, (d) a material reduction in the benefits or perquisites paid to the executive unless the reduction is part of a reduction that is generally applicable to employees of Heritage Bank, (e) a liquidation or dissolution of the holding company of Heritage Bank (other than one that does not affect the status of the executive) or (f) a material breach of the employment agreement by Heritage Bank, then the executive would become entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus or incentive award the executive would have earned for the remaining unexpired term of the employment agreement. In addition, the executive would become entitled, at no expense to him or her, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if the coverage is not permitted by applicable law or if providing the benefits would subject Heritage Bank to penalties, the executive will receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of Heritage Bank or Heritage NOLA Bancorp followed by the executive’s involuntary termination other than for cause or upon the executive’s resignation for one of the reasons set forth above, the executive would become entitled to a severance payment in the form of a cash lump sum equal to three times the executive’s “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G (i.e., the average annual taxable income paid to him or her for the five taxable years preceding the taxable year in which the change in control occurs). In addition, the executive would become entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following his or her termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject Heritage Bank to penalties, the executive will receive a cash lump sum payment equal to the value of the benefits.

In the event of the executive’s death, the executive’s estate or beneficiaries will be paid the executive’s base salary through the end of the month in which the death occurs and the executive’s dependents will be entitled to continued non-taxable medical, dental and other insurance for one year following the executive’s death.

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Upon termination of the executive’s employment (other than following a change in control), the executive will be subject to certain restrictions on the executive’s ability to compete or to solicit business or employees of Heritage Bank for a period of one year following his or her termination of employment.

Salary Continuation Agreement. Heritage Bank has entered into a salary continuation agreement with Mr. Crumhorn, effective as of January 1, 2017. The salary continuation agreement is a non-qualified retirement plan intended to provide supplemental retirement benefits to Mr. Crumhorn.

Under the salary continuation agreement, Heritage Bank will pay Mr. Crumhorn a normal retirement benefit of $21,560 per year for 10 years commencing the first day of the second month following the date Mr. Crumhorn attains his normal retirement age of 72 under the agreement. If Mr. Crumhorn separates from service prior to attaining age 72, Heritage Bank will provide him with a benefit equal to the accrued benefit (i.e., the amount accrued to date toward the normal retirement benefit), paid in annual installments over 10 years, commencing the first day of the second month following the date he attains age 72. If Mr. Crumhorn dies prior to a separation from service and prior to attaining his normal retirement age, his beneficiary will be paid the accrued benefit as of the time of his death, in a lump sum on the first day of the second month following the date of his death. If he dies after attaining his normal retirement age but prior to the commencement of benefit payments or prior to the completion of the 10 annual payments, his beneficiary will receive the benefits Mr. Crumhorn would have received had he survived and will receive those benefits at the same time Mr. Crumhorn would have received them. Mr. Crumhorn will not receive any benefit under the plan if his separation from service is for cause (as defined in the agreement). Following a change in control of Heritage Bank or Heritage NOLA Bancorp, and his separation of service within two years of the change in control, Mr. Crumhorn is entitled to the present value of the normal retirement benefit (regardless of his age at the time of the change in control), payable in a lump sum on the first day of the second month following his separation from service.

Executive Supplemental Retirement Plan. Heritage Bank has entered into an Executive Supplemental Retirement Plan with Mr. Crumhorn. Under the agreement, if Mr. Crumhorn remains in service as an employee of Heritage Bank until the normal retirement age specified in the agreement (age 65), he will be entitled to receive the balance of a pre-retirement account in 10 equal annual installments commencing 30 days following his separation from service. In addition, the “indexed retirement benefit” will be paid annually to Mr. Crumhorn until his death. The “pre-retirement account” is a liability reserve account for Mr. Crumhorn, which is increased or decreased each year prior to his termination of service by the “indexed retirement benefit.” The “indexed retirement benefit” equals the excess of the “index” (the aggregate annual after-tax income from certain specified insurance policies), if any, over the “cost of funds expense.” The “cost of funds expense” is a floating rate that equals Heritage Bank’s cost of funds as reported each year in Heritage Bank’s FDIC Call Report for the September 30 quarter. If Mr. Crumhorn voluntarily resigns prior to the specified normal retirement age (age 65), he will be entitled to receive the vested balance in the pre-retirement account in 10 equal annual installments, commencing 30 days following his attainment of the normal retirement age. In addition, the indexed retirement benefit will be paid to Mr. Crumhorn each year following his attainment of the normal retirement age until his death. If Mr. Crumhorn dies prior to receiving the balance of the pre-retirement account, the entire unpaid balance of the pre-retirement account will be paid to him in a lump sum.

Split Dollar Life Insurance Agreement. Heritage Bank has entered into a split dollar life insurance agreement with Mr. Crumhorn to divide the death proceeds of certain life insurance policies owned by Heritage Bank on his life with his designated beneficiary. Heritage Bank paid the life insurance premiums from its general assets. Upon Mr. Crumhorn’s death, his beneficiary will be entitled to a benefit equal to 80% of net at-risk portion of the death proceeds. The net at-risk insurance portion is the total proceeds less the cash value of the policies. In the event Heritage Bank discontinues a policy, Heritage Bank will give Mr. Crumhorn at least 15 days to purchase the policy at a purchase price equal to the greater of (i) Heritage Bank’s share of the cash value of the policy or (ii) the amount of premiums paid by Heritage Bank on the policy.

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2018 Equity Incentive Plan.  On August 16, 2018, the Company’s stockholders approved the 2018 Equity Incentive Plan (the “Equity Incentive Plan”) which provides for the grant of stock-based awards to the directors and employees of the Company and Heritage Bank.  The Equity Incentive Plan authorizes the issuance or delivery of up to 231,437 shares of the Company’s common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options and non-qualified stock options. Of this number, the maximum number of shares of Company common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 165,312 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 66,125 shares.

The Company’s outside directors received grants of stock options and restricted stock upon stockholder approval of the Equity Incentive Plan, and the committee responsible for administering the Equity Incentive Plan approved awards of stock options and restricted stock under the Equity Incentive Plan on September 18, 2018 to each of the Company’s Named Executive Officers. All stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year, beginning on August 16, 2019 with respect to the awards granted to the outside directors, and on September 18, 2019 with respect to the awards granted to the Named Executive Officers. The recipients of restricted stock awards are entitled to receive cash dividends, if any, paid on all restricted stock awards, whether such awards are vested or not.

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Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2018 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018 (1)

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares of restricted stock that have not vested (#)	Market value of shares of restricted stock that have not vested ($)(2)
W. David Crumhorn	—	40,000	—	12.45	09/18/28	16,531	211,597
Dana Whitaker	—	20,000	—	12.45	09/18/28	10,000	128,000
Lisa B. Hughes	—	16,000	—	12.45	09/18/28	9,000	115,200

(1)	All equity awards noted in this table were granted pursuant to the 2018 Equity Incentive Plan, which was approved by shareholders on August 16, 2018, and represent all awards held at December 31, 2018 by the Named Executive Officers. On September 18, 2018, the Named Executive Officers were granted shares of restricted stock and stock options. All awards vest at a rate of 20% per year commencing on September 18, 2019.
(2)	Reflects the closing market price of the stock on the last trading day of the year, December 31, 2018 ($12.80), multiplied by the number of shares of restricted stock held by the named executive officer on such date.

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401(k) Plan. Heritage Bank maintains the Heritage Bank of St. Tammany 401(k) Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees. An eligible employee must complete one year of service and attain the age of 21 to participate in the 401(k) Plan.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. In addition to salary deferral contributions, Heritage Bank may make discretionary matching contributions and discretionary profit-sharing contributions to the 401(k) Plan. Currently, Heritage Bank makes a safe-harbor matching contribution to the 401(k) Plan equal to 100% of a participant’s salary deferrals, up to 4% of the participant’s compensation. A participant is always 100% vested in his or her salary deferral contributions and safe-harbor matching contributions.

Employee Stock Ownership Plan. Heritage Bank sponsors an employee stock ownership plan (“ESOP”) for eligible employees. The named executive officers are eligible to participate in the ESOP on the same terms as other eligible employees. Each of the Named Executive Officers participates in the ESOP.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will vest in his or her account balance based on his or her years of service with Heritage Bank, at the rate of 0% after one year of service, 33% after two years of service, 66% after three years of service and 100% after four years of service. Participants also become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document.

Director Compensation

The following table sets forth for the year ended December 31, 2018 certain information as to the total remuneration we paid to our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
W. Thomas Ballantine, Jr.	15,400	41,259	30,498	238	87,395
Salvatore A. Caruso, Jr.	14,200	41,259	30,498	163	86,120
Elizabeth M. Eustis	13,800	41,259	30,498	205	85,762
Jason S. Hunt	13,900	41,259	30,498	136	85,793
Julian J. Rodrique, Jr.	15,400	41,259	30,498	193	87,350

(1)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with FASB ASC Topic 718 – Share Based Payment, based on the closing price of Heritage NOLA Bancorp’s common stock on the grant date ($12.48 per share on August 16, 2018). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on August 16, 2019. As of December 31, 2018, each of the listed directors had had outstanding stock award of 3,306 shares.
(2)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on August 16, 2019. As of December 31, 2018, each of the listed directors had outstanding option award for 8,265 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Heritage NOLA Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.
(3)	Represents the value of term life insurance protection received under split dollar life insurance agreements

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Director Fees

Directors who are officers of Heritage Bank do not receive board or committee fees. Outside directors receive a monthly retainer of $650 for membership on the board of directors and $500 for each regularly scheduled monthly board meeting attended in person, and $200 for each regularly scheduled monthly board meeting attended by telephone. Additionally, outside directors receive $200 per month for any one or more special board meetings or committee meetings attended. Regardless of the number of meetings attended in a month, no director, other than the Chairman of the Audit Committee, may receive more than $1,350 per month for service on the board of directors. The Chairman of the Audit Committee receives an additional $250 per month.

Each person who serves as a director of Heritage NOLA Bancorp also serves as a director of Heritage Bank and earns a fee only in his or her capacity as a board member of Heritage Bank.

Director Supplemental Retirement Plan

Heritage Bank has entered into a Director Supplemental Retirement Plan Director Agreement with each of its directors, including Mr. Crumhorn. Under the agreements, a director who remains in service on the board of directors until the normal retirement age specified in the agreement (age 70) will be entitled to receive the balance of a pre-retirement account in 10 equal annual installments commencing 30 days following his or her separation from service. In addition, the “indexed retirement benefit” will be paid annually to the director until his or her death. The “pre-retirement account” is a liability reserve account for the director, which is increased or decreased each year prior to the director’s termination of service by the “indexed retirement benefit.” The “indexed retirement benefit” for each director for each year equals the excess of the “index” (the aggregate annual after-tax income from certain specified insurance policies), if any, over the “cost of funds expense.” The “cost of funds expense” is a floating rate that equals Heritage Bank’s cost of funds as reported each year in Heritage Bank’s FDIC Call Report for the September 30 quarter. If a director voluntarily resigns from the board of directors or is not re-elected to the board of directors prior to the specified normal retirement age (70), the director will be entitled to receive the vested balance in the pre-retirement account in 10 equal annual installments, commencing 30 days following the director attaining the normal retirement age. In addition, the indexed retirement benefit will be paid to the director each year following his attainment of the normal retirement age until his death. If the director dies prior to receiving the balance of the pre-retirement account, the entire unpaid balance of the pre-retirement account will be paid to his benefit in a lump sum. The director will forfeit all benefits under the agreement if he or she is discharged from the board of directors for “cause” (as defined in the agreement).

Split Dollar Life Insurance Agreements. Heritage Bank has entered into a split dollar life insurance agreement with each member of the board of directors to retain and reward the directors, by dividing the death proceeds of certain life insurance policies owned by Heritage Bank on their lives with their designated beneficiaries. Heritage Bank paid the life insurance premiums from its general assets. Under the agreements, each director or his or her assignee has the right to designate the beneficiary of an amount of death proceeds. Upon the director’s death, his or her beneficiary will be entitled to a benefit equal to 80% of net at-risk portion of the death proceeds. The net at-risk insurance portion is the total proceeds less the cash value of the policies. In the event Heritage Bank discontinues a policy, Heritage Bank will give the director at least 15 days to purchase the policy at a purchase price equal to the greater of (i) Heritage Bank’s share of the cash value of the policy or (ii) the amount of premiums paid by Heritage Bank on the policy.

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Transactions with Certain Related Persons

In the ordinary course of business, Heritage Bank of St. Tammany makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to Heritage Bank of St. Tammany. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Heritage Bank of St. Tammany to the Company’s executive officers and directors in compliance with federal banking regulations. At March 29, 2019, all of Heritage Bank of St. Tammany’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Heritage Bank of St. Tammany, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has approved the engagement of Hannis T. Bourgeois, LLP (“HTB”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of HTB for the year ending December 31, 2019. A representative of HTB is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees.   The aggregate fees billed for professional services rendered by HTB for the audit of the Company’s annual financial statements for the years ended December 31, 2018 and 2017 were $50,000 and $45,000, respectively.

Audit-Related Fees. Fees billed for professional services rendered by HTB that were reasonably related to the performance of the audits described above were $55,000 and $124,000 for years ended December 31, 2018 and 2017, respectively. The audit-related fees for 2017 include fees incurred in connection with the Company’s initial stock offering, including review of the SEC registration statement filed in connection therewith, and review of the Company’s Forms 10-Q and 10-K.

Tax Fees. The aggregate fees billed for professional services by HTB for tax services were $7,500 for 2018 and $5,000 for 2017.

All Other Fees.   There were no other fees billed in 2018 or 2017 billed for professional services rendered for the Company by HTB for services other than those listed above.

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Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2018.

In order to ratify the selection of HTB as the independent registered public accounting firm for the year ending December 31, 2019, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of HTB as independent registered public accounting firm for 2019.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2020 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 205 North Columbia Street, Covington, Louisiana, 70433 no later than December 17, 2019. If the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2019 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 90 days, nor more than 120 days, prior to the anniversary date of the proxy statement relating to the prior year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a shareholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2020 annual meeting of stockholders is expected to be held on May 21, 2020. For the 2020 meeting of shareholders, notice would have be have to be received between December 18, 2019 and January 17, 2020.

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OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

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MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

THE COMPANY’S 2018 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 205 NORTH COLUMBIA STREET, COVINGTON, LOUISIANA 70433, ATTENTION: CORPORATE SECRETARY OR ON OUR WEBSITE AT WWW.HERITAGEBANK.ORG/INVESTOR-RELATIONS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dana C. Whitaker
Dana C. Whitaker
Corporate Secretary

Covington, Louisiana
April 17, 2019

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REVOCABLE PROXY

HERITAGE NOLA BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 16, 2019

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Heritage NOLA Bancorp, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the main office of Heritage Bank of St. Tammany located at 205 North Columbia Street, Covington, Louisiana 70433 at 9:00 a.m., Central time, on Thursday, May 16, 2019. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHELD	FOR ALL EXCEPT
1.

The election as directors of the nominees listed below, each to a three-year term.

Elizabeth M. Eustis

Jason S. Hunt

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

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		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Hannis T. Bourgeois, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 17, 2019 and audited financial statements.

Dated:	☐	Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.